UNIVERSITY OF CALIFORNIA, SANTA BARBARA

BERKELEY  •  DAVIS  •  IRVINE  •  LOS ANGELES  •   MERCED  •  RIVERSIDE  •  SAN DIEGO  •  SAN FRANCISCO   SANTA BARBARA  •  SANTA CRUZ

office of technology & industry alliances	SANTA BARBARA,
CALIFORNIA 93106-2055
Fax: (805) 893-5236

May 11, 2010

VIA EMAIL	CONFIDENTIAL

LETTER OF INTENT

Appeal Capital Corp.
c/o Meetesh Patel
430 Park Avenue, Suite 702
New York, New York 10022

RE:           UC Case Nos.  2008-318 & 2008-538

Dear Mr. Patel:

In accordance with our discussions, I am pleased to confirm that The Regents of the University of California (“The Regents”) will negotiate exclusively with Appeal Capital Corp. (“Appeal Capital”) during the Term for an exclusive option or license to The Regents’ rights in the inventions identified in the table below (“Inventions”).

UC Case Number	Title	Application Number	Filing Date

[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]

[****]	[****]	[****]	[****]

This offer to negotiate expires ten (10) days from the date at the top of this letter if not fully executed and returned prior to that time.  This Letter of Intent is effective as of May 11, 2010 and any promises or obligations contained herein will expire on May 10, 2011 (the “Term”).  The Term may be extended for one additional period of one (1) year upon the payment to The Regents of an extension fee of Ten Thousand Dollars ($10,000) prior to the end of the Term.

This Letter of Intent comprises a promise by The Regents not to offer the Inventions to others during the Term (and any extensions thereof) and a promise to negotiate in good faith for an option or license agreement.  If an option or license agreement has not been executed by the end of the Term, or any extension thereof, The Regents will thereafter be free to seek other prospective licensees for the Inventions.  This Letter of Intent does not in any way constitute a license in itself.

Part of the negotiation contemplated for an option or license will be the mutual discussion of a suitable business plan for the development and marketing of the Inventions prepared by Appeal Capital and presented in writing to this office prior to the end of the Term.

As consideration for the promises contained in this Letter of Intent, Appeal Capital shall pay to The Regents the following:

Appeal Capital
May 11, 2010

-	All patent costs related to the Inventions incurred by The Regents during the Term (including any extensions); and

-	A one-time non-creditable, non-refundable fee of $[****].

A check in the amount of $[****] for the partial payment of the one-time fee should be enclosed when this Letter of Intent is returned to The Regents for final execution.  The check should be made out to The Regents of the University of California. The other payment of $[****]is due within 45 days from the execution of this Letter of Intent.

Patent costs incurred during the Term will be invoiced to Appeal Capital and will be due thirty (30) days after the date of The Regents' invoice.  In the event that patent costs, fees or other payments are not received by The Regents when due, Appeal Capital will pay to The Regents interest charges at a rate of ten percent (10%) per annum calculated from the date payment was due until actually received by The Regents.  Nonpayment by Appeal Capital of any of the invoices will, at The Regents’ discretion, automatically terminate this Letter of Intent (after receipt of notice from The Regents and passage of a ten (10) day cure period).  The obligation to pay fees and patent costs hereunder will survive termination or expiration of this Letter of Intent.  If an option or license agreement replaces this Letter of Intent, that agreement will extend the commitment of full patent cost reimbursement by Appeal Capital for as long as the new agreement remains in effect.  Payment may be made by wire transfer to an account designated by The Regents.  Appeal Capital will cover the cost of any associated wire transfer fees.

Appeal Capital may request in writing to be copied on the patent prosecution by The Regents’ patent attorney during the Term and to provide input and comments on the scope and the thrust of the patent claims being sought, as well as on the prior art being considered.  This right is limited to providing comments only and in no way is meant to include giving instructions to The Regents’ patent counsel.  Appeal Capital agrees to keep all patent prosecution documents strictly confidential.

Appeal Capital will pay to The Regents the estimated cost of any requested patent filings, including national phase applications, in advance of The Regents’ authorizing patent counsel to file such applications.

Appeal Capital may request that The Regents file national phase applications based on the PCT application covering the Invention in the territories of its choice, where available. The deadline to file for national phase entry is August 25, 2010. Appeal Capital must notify The Regents of its decision at least two (2) months in advance of the deadline to file. Appeal Capital will be responsible for the patent costs related to the countries selected by Appeal Capital.  The Regents reserve the right to file in any countries not selected by Appeal Capital.

If the foregoing terms are acceptable to you, please sign this Letter of Intent and a duplicate original in the spaces provided below and return them to this office.  I will then have both originals signed on behalf of The Regents and return one fully signed original to you.  This Letter of Intent may be signed in counterparts.  Facsimile and electronically scanned signatures shall have the same effect as original signatures.

Sincerely,

Franco Caporale
Licensing Officer

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Appeal Capital
May 11, 2010

AGREED:

APPEAL CAPITAL CORP.	THE REGENTS OF THE
UNIVERSITY OF CALIFORNIA

By:	By:
(Signature)	(Signature)

Name:	Name:	Sherylle Mills Englander

Title:	Title:	Director, Office of
Technology & Industry Alliances

Date:	Date:

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